SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2012

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Waste Management, Inc. (the “Company”) issued a press release this morning announcing its financial results for the fourth quarter and full year ended December 31, 2011, a copy of which is attached hereto as Exhibit 99.1. The Company is holding a conference call to discuss these results beginning at 9:00 a.m. Central Time this morning. The call will be webcast live and may be heard by accessing the Investor Relations section of the Company’s website at www.wm.com. The call may also be heard by dialing (877) 710-6139 and entering access code 38143289. To access a replay telephonically, please dial (855) 859-2056 and use the replay conference ID number 38143289.

On the call, management of the Company is expected to discuss certain non-GAAP financial measures that are included in the Company’s press release. The Company has provided information regarding its use of such non-GAAP measures and reconciliations of such measures to their most comparable GAAP measures in the footnote and schedules to the press release.

In addition to the non-GAAP measures presented in the press release, management is also expected to discuss adjusted operating revenues, adjusted operating expenses as a percent of adjusted revenues and adjusted SG&A expenses as a percent of adjusted revenues. Management believes these non-GAAP measures provide investors with information to better enable them to evaluate the Company’s performance by excluding items that management believes are not representative of our performance or indicative of our results of operations. The reconciliation of these additional non-GAAP measures to the most directly comparable GAAP measures are shown below.

Reconciliation of Certain Non-GAAP Measures

(Dollars In Millions)

(Unaudited)

	Quarters Ended December 31,
Adjusted Operating Revenues, Adjusted Operating Expenses, and Adjusted Operating Expenses as a Percent of Adjusted Revenues	2011	2010
As reported:
Operating revenues	$3,406	$3,187
Operating expenses	$2,145	$1,941
Operating expenses as a percent of revenues	63.0%	60.9%

Adjustments:
Revenues attributable to the acquired Oakleaf operations	$(145)	$—
Expenses attributable to the results of the acquired Oakleaf operations and related integration costs	$(124)	$—
Landfill operating costs - benefit from changes in risk-free interest rates	$—	$10

As adjusted:
Operating revenues (a)	$3,261	$3,187
Operating expenses (b)	$2,021	$1,951
Adjusted operating expenses as a percent of adjusted revenues	62.0%	61.2%

	Quarters Ended December 31,
Adjusted Operating Revenues, Adjusted SG&A expenses, and Adjusted SG&A Expenses as a Percent of Adjusted Revenues	2011	2010
As reported:
Operating revenues	$3,406	$3,187
SG&A expenses	$407	$396
SG&A expenses as a percent of revenues	11.9%	12.4%

Adjustments:
Revenues attributable to the acquired Oakleaf operations	$(145)	$—
Expenses attributable to litigation	$(24)	$(29)
Expenses attributable to the results of the acquired Oakleaf operations and related integration costs	$(16)	$—

As adjusted:
Operating revenues (a)	$3,261	$3,187
SG&A expenses	$367	$367
Adjusted SG&A expenses as a percent of adjusted revenues (c)	11.3%	11.5%

(a)	Adjusted operating revenues increased by $74 million, or 2.3% in the fourth quarter of 2011 when compared with fourth quarter of 2010.
(b)	Adjusted operating expenses increased by $70 million in the fourth quarter of 2011 when compared with fourth quarter of 2010.
(c)	Adjusted SG&A expenses as a percent of adjusted revenues improved 20 basis points to 11.3% in fourth quarter of 2011 when compared with the fourth quarter of 2010.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1:	Press Release dated February 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date:February 16, 2012	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated February 16, 2012

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